Maintaining Strategic Focus Pinnacle West Capital Corporation

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations, and we assume no obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. These forward-looking statements are often identified by words such as "hope," "may," "believe," "anticipate," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by us. These factors include, but are not limited to, the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and decisions impacting wholesale competition; the outcome of regulatory and legislative proceedings relating to the restructuring; state and federal regulatory and legislative decisions and actions, including the outcome of the rate case APS filed with the ACC on June 27, 2003 and the wholesale electric price mitigation plan adopted by the FERC; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California energy situation, volatile purchased power and fuel costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital and access to capital markets; energy usage; weather variations affecting local and regional customer energy usage; conservation programs; power plant performance and outages; market prices for electricity and natural gas; the successful completion of our generation construction program; regulatory issues associated with generation construction, such as permitting and licensing; changes in accounting principles generally accepted in the United States; our ability to compete successfully outside traditional regulated markets (including the wholesale market); our ability to manage our marketing and trading activities and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); technological developments in the electric industry; the performance of the stock market and the changing interest rate environment, which affect the amount of our required contributions to our pension plan and nuclear decommissioning trust funds, as well as our reported costs of providing pension and other postretirement benefits; the strength of the real estate market in SunCor's market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond our control.

Headquartered in 6th largest city Phoenix, Arizona Consolidated assets of $9 billion Pinnacle West Capital Corporation Largest investor-owned utility in Arizona

Pinnacle West Core Strengths Exceptional growth Solid customer service and operational performance Integrated resource strategy Commitment to constructive regulatory relationships Focus on long-term shareholder value

Continuing Economic Gains in Arizona Population Arizona second leading state in growth 2002 2003 2004 5.46 5.61 5.77 Millions 2002 2003 2004 142.8 150.7 160.6 Personal Income Arizona more than 1.5 times the national growth $ Billions 2.8% 2.7% 2.8% 4.0% 5.5% 6.6% Projected Projected

2002 2003 2004 APS 0.031 0.033 0.034 Industry 0.011 0.011 0.011 Exceptional Customer Growth Industry Average Vertically integrated utility in high growth market More than three times national average in customer growth Projected

APS' Growing Peak Load 1999 2000 2001 2002 2003 2004 2005 4935 5479 5687 5803 6332 6479 6857 MW Projected 1999 - 2003 Annual Growth of 4.6%

Solid Operational Performance Generation Palo Verde - top U.S. power producer Top-tier baseload performance Silverhawk construction on target Delivery High customer growth and satisfaction Superior reliability Transmission and distribution expansion to meet growth and sustain reliability

Top-Tier Generation Performance 1999 - 2003 Baseload Averages EFOR EAF NCF Industry 0.061 0.85 0.766 APS 0.058 0.873 0.846 Equivalent Forced Outage Rate Equivalent Availability Factor Net Capacity Factor APS $/MWh APS Industry* Competitive Production Costs Strong Operating Performance * Industry represents latest available (1998 - 2002)

2003 Electric Utility Residential Customer Satisfaction Survey (56 Companies) APS ranked 3rd best among 56 electric utilities Sustaining Customer Satisfaction

Planning for Growth and Reliability APS System Load and Resources 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2015 2017 2019 2021 2022 Existing 4757 4790 4792 4827 4454 4481 4481 4481 4481 4480 4481 4481 4481 4481 4481 4481 4481 4481 4001 4001 PWEC 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 Resource -9 320 600 855 1531 1822 2157 2513 2795 3040 3344 3685 3999 4327 4649 5010 5351 5691 6616 7036 Peak System Requirement + 15% Reserves Resource Deficit Existing APS Capacity PWEC Assets & Track B MW

APS Request for Proposals Purpose To cover a portion of APS' resource deficit Parameters At least 500 MW total beginning June 2007 Resource Preferences Generation assets or long-term asset-backed power contracts Timing RFP announced December 2003. Bids submitted January 21, 2004. Definitive agreements to be signed spring 2004 (target)

Summary of Proposals Received

APS Regulatory Strategy Relationships built on consistency, accountability, performance and trust Strong and straightforward presentation of APS position Focus on reliability issue Settlement opportunities

APS Rate Case Key Provisions 9.8% ($175 million) annual rate increase Rate base treatment of 1,800 MW of PWEC Arizona assets Recovery of previous $234 million write-off Recovery of fuel and purchased power costs 11.5% return on equity

CPI APS '91 0 0 '92 3 0 '93 6 0 '94 9 -3 '95 12 -3 '96 15 -6 '97 18 -7 '98 20 -8 '99 22 -9 '00 26 -11 '01 30 -12 '02 32 -14 '03 35 -15 '04 38 -6 CPI 38% APS 6% APS Prices Remain Low Relative to Consumer Price Index Cumulative Change

2003 2004 2005 2006 ACC Bid Amount 2100 2549 2820 2037 Deliverable Non-PWEC Bids 850 1463 1388 650 Undeliverable Non-PWEC Bids 75 712 737 255 Total Non-PWEC Bids 925 2175 2125 905 2003 2004 2005 2006 Contestable Load Deliverable Non-PWEC Bids 850 1463 1388 650 ACC Procurement Process Demonstrated the Need for PWEC Assets MW ACC Bid Amount Undeliverable Non-PWEC Bids Deliverable Non-PWEC Bids

Milestones of Arizona Public Service General Rate Case Testimony Filings Filed June 27 Discovery Ongoing Jun 2003 Jul 2003 Aug 2003 Sep 2003 Oct 2003 Nov 2003 Dec 2003 Jan 2004 Feb 2004 Mar 2004 Apr 2004 May 2004 Jun 2004 Jul 2004 Increase requested effective July 1 Hearing Begins April 26

Financial Highlights

Net income as reported $ 2.63 $ 1.76 $ 0.87 Cumulative effect of accounting change - 0.77 (0.77) Non-recurring items - 1.03 (1.03) Tax credits relating to prior years (0.19) - (0.19) On-going earnings $ 2.44 $ 3.56 $ (1.12) 2003 Consolidated EPS Summary 2003 Diluted EPS* 2002 Diluted EPS* Change * Detailed reconciliation of on-going earnings is available in the appendix

$0.38 SunCor asset sales $0.32 Retail customer growth $0.12 AFUDC accounting $0.09 Hot weather ($0.56) Lower marketing & trading contributions ($0.39) Higher hedged gas & purchased power costs ($0.18) Higher pension costs Summary of Major Variances In On-Going Earnings $0.19 Regulatory asset amortization ($0.31) Higher replacement power costs for outages ($0.33) New plant costs (net of fuel savings) ($0.18) Retail price reductions ($1.00) ($0.50) $0.00 $0.50 2003 versus 2002 ($0.16) Higher utility depreciation ($0.11) Higher interest and other costs

2004 Earnings Outlook Base level earnings = $2.50 per share Key assumptions: Rate increase not reflected No trading contributions Combined SunCor and APS Energy Services earnings of $0.44 per share Sensitivities: Rate increase + $ 0.00 - $ 0.76 Weather variations +/- $ 0.11 KWH sales variation +/- $ 0.11 Gas price risk +/- $ 0.11 - $(0.07) Efficiency gains + $ 0.00 - $ 0.08

Earnings Outlook Beyond 2004 and Rate Case Resolution At least $3.40 per share, assuming: ACC grants APS' rate request Trading contributions of $0.07 per share Combined SunCor and APS Energy Services earnings of $0.33 per share in 2005 and $0.11 per share after 2005

Strong EBITDA Interest Coverage 1999 2000 2001 2002* 2003** Pinnacle West 6.215 6.444 6.238 5.358 4.64 S&P Electrics 4.582 3.95 4.021 3.734 3.688 Times * Pinnacle West excluding non-recurring items ** S&P Electrics reflect latest available (12 months ended 9/30/03)

Balancing Growth & Financial Strength 2001 2002 2003 2004 2005 Delivery 354 369 288 307 386 APS Generation 117 132 136 108 159 PWEC Generation 533 374 250 61 24 Other 45 37 21 13 20 Total 1049 912 695 489 589 Capital Expenditures Excluding SunCor $ Millions Projected Consolidated Debt Ratio* 2001 2002 2003** 2005 59.2 57.7 57.5 50 2005 Target of 50% * Includes Palo Verde sale/leaseback ** Unaudited Percent

10 Year CDGR* PNM Resources nm Unisource nm Pinnacle West Capital 0.084 Vectren Corporation 0.035 Progress Energy, Inc. 0.031 Exelon Corp. 0.028 DPL Incorporated 0.025 NiSource Inc. 0.025 Cleco Corporation 0.024 NSTAR 0.023 Southern Company 0.021 WPS Resources Corp. 0.02 Duke Energy 0.016 Consolidated Edison Co of NY 0.014 Allete 0.013 Great Plains Energy 0.012 UIL Holdings 0.008 Ameren Corporation 0.007 Cinergy Corporation 0.007 Hawaiian Electric Indus. 0.007 CH Energy Group 0.005 Dominion Resources 0.002 SCANA Corporation 0.001 DTE Energy 0 Entergy Corporation 0 FirstEnergy Corporation 0 KeySpan Energy 0 OGE Energy 0 Pub. Svc. Enterprise Group 0 FPL Group, Inc. -0.003 PP&L Corp -0.007 Energy East Corporation -0.009 Duquesne LT -0.011 TECO Energy, Inc. -0.023 Constellation Energy Group -0.035 Sempra Energy -0.038 Idacorp -0.043 Pepco Holdings, Inc. -0.048 Wisconsin Energy Corp. -0.051 American Electric Power -0.052 Xcel Energy -0.053 Edison International -0.056 Puget Sound Power & Light -0.059 Alliant Energy -0.062 Avista Corporation -0.087 Westar Energy -0.089 Northeast Utilities -0.102 Centerpoint Energy -0.124 TXU Corp. -0.166 Allegheny Energy, Inc. -1 CMS Energy -1 Dynegy -1 PG&E -1 Sierra Pacific Resources -1 Creating Long-term Shareholder Value Superior Dividend Growth 1993 - 2003 PNW 8.4%

A vertically integrated utility in a high-growth market area Focusing on strong operational and financial performance Pursuing constructive regulatory outcomes Managing risks in changing energy markets Creating long-term value for shareholders Maintaining Strategic Focus

Appendix

Current Credit Ratings S&P Moody's Arizona Public Service Co. First Mortgage Bonds/ Senior Secured Debt A- A3 Senior Unsecured Debt BBB Baa1 Secured Lease Obligation Bonds BBB Baa2 Commercial Paper A2 P2 Pinnacle West Capital Corp. Senior Unsecured Debt BBB- Baa2 Commercial Paper A2 P2

Liquidity Resources APS: $250 million commercial paper facility Backed by a $250 million revolver expiring May 2004 Unused long-term debt shelf capability of $500 million Pinnacle West (parent): $250 million commercial paper facility Backed by a $275 million revolver expiring late 2004 Unused long-term debt shelf capability of $230 million

Pinnacle West Reconciliation of Consolidated Net Income To On-Going Earnings* Consolidated net income $ 49.1 $ 0.54 $ (80.6) $ (0.95) Cumulative effect of accounting change - - 65.7 0.77 Non-recurring charges Severance - - 6.8 0.08 Redhawk cancellation - - 29.7 0.35 NAC charges - - 22.9 0.27 Tax credits related to prior years (10.7) (0.12) - - Subtotal (10.7) (0.12) 59.4 0.70 Total cumulative effect and unusual items (10.7) (0.12) 125.1 1.47 On-going earnings $ 38.4 $ 0.42 $ 44.5 $ 0.52 2003 2002 $ Millions After Tax $ Millions After Tax Diluted EPS Diluted EPS * Management believes on-going earnings provides investors with a useful indicator of our results on a comparable basis because it excludes unusual items that may occur on an irregular basis. Management uses on-going earnings, or similar concepts, to internally measure performance. Three Months Ended December 31,

Consolidated net income $ 240.6 $ 2.63 $ 149.4 $ 1.76 Cumulative effect of accounting change - - 65.7 0.77 Non-recurring changes Severance - - 21.8 0.26 Redhawk cancellation - - 29.7 0.35 NAC charges - - 35.5 0.42 Tax credits related to prior years (17.2) (0.19) - - Subtotal (17.2) (0.19) 87.0 1.03 Total cumulative effect and unusual items (17.2) (0.19) 152.7 1.80 On-going earnings $ 223.4 $ 2.44 $ 302.1 $ 3.56 2003 2002 $ Millions After Tax $ Millions After Tax Diluted EPS Diluted EPS Pinnacle West Reconciliation of Consolidated Net Income To On-going Earnings* * Management believes on-going earnings provides investors with a useful indicator of our results on a comparable basis because it excludes unusual items that may occur on an irregular basis. Management uses on-going earnings, or similar concepts, to internally measure performance. Years Ended December 31,

Pinnacle West EBITDA Interest Coverage Reconciliation To Income From Continuing Operations* ($ millions) 1999 2000 2001 2002 2003 Income from continuing operations $ 270 $ 302 $ 327 $ 206 $ 231 Income taxes 142 194 214 132 106 Interest expense, net of capitalized interest 145 145 128 144 175 Depreciation and amortization 420 431 428 424 438 Total EBITDA 977 1,072 1,097 906 950 2002 non-recurring items- - - - 87 - Total EBITDA - adjusted $ 977 $1,072 $1,097 $ 993 $ 950 Interest expense before capitalized interest $ 157 $ 166 $ 176 $ 188 $ 205 EBITDA interest coverage 6.2x 6.4x 6.2x 4.8x 4.6x EBITDA interest coverage - adjusted 6.2x 6.4x 6.2x 5.2x 4.6x * Management believes EBITDA interest coverage provides useful information on the Company's cash flow and ability to meet its interest obligations. Management uses EBITDA, or similar concepts, to internally measure performance.

'98 '99 '00 '01 '02 '03 Palo Verde 0.925 0.93 0.927 0.881 0.944 0.874 Industry 0.803 0.857 0.879 0.879 0.898 '98 '99 '00 '01 '02 '03 Coal 0.771 0.792 0.833 0.838 0.804 0.758 Industry 0.666 0.674 0.706 0.694 0.704 APS Capacity Factors Palo Verde Site Average* Coal Average * 2003 reflects steam generator replacement outage at Unit 2

Pinnacle West Energy Plants 120 80 1,060 530 1,790 570 2,360 Commercial Operation MWs June 2001 July 2002 July 2002 July 2003 June 2004 West Phoenix 4 Saguaro CT 3 Redhawk 1 and 2 West Phoenix 5 Arizona Total Silverhawk Totals New Facilities Location Phoenix, AZ Red Rock, AZ Arlington, AZ Phoenix, AZ Las Vegas, NV * ** * Target ** Including 25% Southern Nevada Water Authority purchase option

Arizona Transmission System


UTAH
UTAH
UTAH
COLORADO
MEAD/
MRKTPLACE/
LAS VEGAS
NAVAJO
SHIPROCK
SAN JUAN
GLEN
CANYON
TRIBAL
LAND
FOUR
CORNER
MOENKOPI
FLAGSTAFF
MCKINLEY
CHOLLA
CORONADO
CALIFORNIA
SPRINGER-
VILLE
BOUSE
PINNACLE PEAK
WESTWING
PERKINS
CALIFORNIA
PALO
VERDE
LIBERTY
KYRENE
GREENLEE
(AEPCO)
(TEP)
SAGUARO
SILVERKING
CALIFORNIA
N GILA
APACHE
SOUTH
VAIL
BICKNELL
KEY:
500 kV
345 kV to 360 kV
230 kV to 287 kV

37

301 340 3,007 4,119 3,913 2,368 1,672 Reliability Remains Essential WECC Available Transmission Capability* * Summer 2006 estimate

Arizona Corporation Commissioners Party Commissioner Current Term Commissioner Affiliation Since Expires Marc Spitzer, Chairman Republican Jan. 2001 Jan. 2007 Michael Gleason Republican Jan. 2003 Jan. 2005 Jeff Hatch-Miller Republican Jan. 2003 Jan. 2005 Kristin Mayes Republican Oct. 2003 Jan. 2005 William Mundell Republican June 1999 Jan. 2005

Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec PWEC 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 PPL EnergyPlus, LLC 112 112 112 150 150 150 150 150 150 150 150 Panda Gila River, LP 450 225 225 225 225 225 225 450 450 225 225 225 225 225 225 450 APS Track B Procurement Contracts Awarded May 2003 2003 2004 2005 2006 MW

Average Residential Retail Price Ranking* Southwestern U.S. PPW 6.6 9.19 SRP 7.63 9.19 PNM 8.58 9.19 APS 8.68 9.19 TEP 8.79 9.19 NPC 9.33 9.19 EE 10.6 9.19 PG&E 13.31 9.19 SCE 13.53 9.19 SDG&E 14.34 9.19 ¢/kWh * As of December 31, 2002 Average

PPW 5.21 9.69 SRP 6.28 9.69 APS 7.48 9.69 PNM 7.61 9.69 EE 8.74 9.69 NPC 9.35 9.69 TEP 10.45 9.69 SCE 12.9 9.69 PG&E 14.41 9.69 SDG&E 14.49 9.69 ¢/kWh * As of December 31, 2002 Average Commercial Retail Price Ranking* Southwestern U.S. Average

PPW 3.69 6.98 SRP 4.02 6.98 PNM 5.09 6.98 APS 5.57 6.98 EE 5.72 6.98 TEP 7.11 6.98 NPC 8.21 6.98 SCE 8.79 6.98 PG&E 9.17 6.98 SDG&E 12.47 6.98 ¢/kWh * As of December 31, 2002 Average Industrial Retail Price Ranking* Southwestern U.S. Average

APS Energy Services Overview 2003 2002 2001 Pretax Earnings $23 M $28 M $(10) M Future Drivers Seize opportunities to grow existing business at reasonable margin levels Renew existing contracts in California (estimated at declining margins) Realize steady growth of ESCO and district cooling business Favorably influence competitive rules and California expand market Explore Texas opportunities

Non-Energy Subsidiaries Overview December 31, 2003* SunCor 425 El Dorado 30 Objectives Cash flow and profit potential to parent Current activities SunCor accelerated asset sales program Harvesting venture capital portfolio as it matures Growth opportunities Select real estate opportunities Future investments complementing energy business Assets $455 Million $425M SunCor $30M El Dorado * Unaudited